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                                   EXHIBIT 4.1
                    SPECIMEN CLASS A COMMON STOCK CERTIFICATE


Front of Certificate:

MORTON INDUSTRIAL GROUP, INC. (LOGO)
INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA
SEE REVERSE FOR CERTAIN DEFINITIONS AND TRANSFER RESTRICTIONS.
CUSIP 619328 10 7
THIS CERTIFIES THAT _____________________ IS THE OWNER OF FULLY PAID AND NON-ASSESSABLE SHARES OF THE $.01 PAR VALUE CLASS A COMMON STOCK OF MORTON INDUSTRIAL GROUP, INC. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not value until countersigned by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated
VICE PRESIDENT (FINANCE), TREASURER & SECRETARY
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
(SEAL)
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.)
TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED SIGNATURE

REVERSE OF CERTIFICATE:

Morton Industrial Group, Inc. will furnish to any shareholder of the Corporation, upon request and without charge, a full statement of the designation, relative rights, preferences, and limitations of the shares of each class authorized to be issued and of each series of any class of shares so far as the same have been prescribed, and the authority of the Board to designate and prescribe the relative rights, preferences and limitations of other series. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM
TEN ENT
JT TEN
As tenants in common
As tenants by the entireties
As joint tenants with right
of survivorship and not as tenants
in common
UNIF GIFT MIN ACTD                          Custodian

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                           (Cust)                          (Minor)
                           Act
                                                      (State)

Additional abbreviations may also be used though not in the above list.
For value received, ___________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
THE SHARES OF CLASS A COMMON STOCK REPRESENTED HEREBY ARE SUBJECT TO TRANSFER RESTRICTIONS PURSUANT TO ARTICLE X OF THE ARTICLES OF INCORPORATION OF THE CORPORATION, REFERENCE TO WHICH IS MADE FOR ALL PURPOSES.


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